                                                                    Exhibit 10-1

                                    AGREEMENT
                         (14% Junior Subordinated Notes)

         This Agreement dated as of October 31, 2000 (the "Agreement"), between Lexington Precision Corporation, a Delaware corporation (the "Company"), and Michael A. Lubin ("Holder").

         WHEREAS, Holder is the holder of certain 14% Junior Subordinated Notes due November 1, 2000, of the Company in the aggregate original principal amount of the U.S. $346,666.67 (individually, a "Note" and collectively, the "Notes");

         WHEREAS, the Company and Holder desire to, among other things, extend the maturity date of the Notes, defer the payment of certain interest on the Notes, and provide for the waiver of certain events of default, all on and subject to the terms hereof;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

         1. WAIVER. Subject to paragraph 2 hereof, the Holder hereby waives any Event of Default under the Notes resulting solely from the failure of the Company to pay any principal or interest due on February 1, 2000 in respect of the Company's 12 3/4% Senior Subordinated Notes due February 1, 2000 (the "Other Indebtedness").

         2. RESCISSION OF WAIVERS. The waivers in paragraph 1(b) hereof shall be automatically rescinded, without notice to the Company, in the event that the holders of the Other Indebtedness, or the trustee in respect thereof, seeks to enforce or exercise any remedies in respect thereof.

         3. MODIFICATION OF NOTES.

            Notwithstanding anything to the contrary in the Notes, the Company and the Holder hereby agree that (a) the maturity date of the Notes is extended to February 1, 2001, and (b) the interest on the Notes that is due and payable on November 1, 2000 (the "November 2000 Interest Payment"), will be deemed to be Defaulted Interest but will be payable on the earlier of (i) February 1, 2001, or (ii) a date that is substantially contemporaneous with the amendment of the Other Indebtedness, as contemplated by the Company's Consent Solicitation Statement dated December 28, 1999.

         4. EFFECTIVE DATE; APPLICABILITY; LEGEND.

            This Agreement shall be deemed effective as of October 31, 2000. This Agreement shall modify each Note and any replacement note issued upon transfer of, in exchange for, or in lieu of any Note or any replacement note. Holder agrees that Holder will cause the following legend to be placed prominently on each Note and that any replacement note or notes issued by the Company upon transfer of, in exchange for, or in lieu of the Note or any replacement note shall have such legend placed thereon:

                  THIS NOTE HAS BEEN MODIFIED PURSUANT TO THOSE CERTAIN AGREEMENTS DATED AS OF JANUARY 31, 2000, APRIL 30, 2000, JULY 31, 2000, AND OCTOBER 31, 2000, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE

         OFFICES OF THE COMPANY AT 767 THIRD AVENUE, 29TH FLOOR, NEW YORK, NEW YORK, AND REFERENCE SHOULD BE MADE THERETO FOR THE TERMS THEREOF.

         5. REPRESENTATIONS AND WARRANTIES. Each of the parties represents and warrants that: (a) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action on his or its part; and (b) this Agreement has been duly executed and delivered by him or it and constitutes his or its legal, valid, and binding agreement, enforceable against him or it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally or general equitable principles.

         6. NO OTHER AMENDMENTS.

            Except as expressly amended, waived, modified, and supplemented hereby, each Note shall remain in full force and effect in accordance with its terms. Without limiting the generality of the foregoing, except as set forth in
Section 1, 2 or 3 of this Agreement, nothing herein shall constitute a waiver of any rights or remedies of the Holder upon the occurrence of any Event of Default.

         7. GENERAL PROVISIONS.

            (a) DEFINED TERMS. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Notes.

            (b) COUNTERPARTS. This Agreement may be executed by the parties in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be signed by facsimile transmission of the relevant signature pages hereof.

            (c) GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

            (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, and assigns of the parties hereto and any and all transferees and holders of the Notes or any replacement note.

            (e) HEADINGS. The paragraph headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  IN WITNESS WHEREOF, the Company and Holder have caused this Agreement to be duly executed and delivered as of the date first written above.

                                        LEXINGTON PRECISION CORPORATION



                                        By:       Michael A. Lubin
                                            -----------------------------------
                                        Name:     Michael A. Lubin
                                             ----------------------------------
                                        Title:    Chairman of the Board
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                                                   Michael A. Lubin
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                                                   Michael A. Lubin